Vanguard Total International Stock Index Fund

Supplement Dated March 7, 2019, to the Statutory Prospectus Dated February 26, 2019

Prospectus Text Changes

The “Annual Total Returns” bar chart for Vanguard Total International Stock Index Fund Institutional Select Shares is replaced with the following:

Annual Total Returns — Vanguard Total International Stock Index Fund Institutional Select Shares

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PSI 1969 032019